Exhibit 10.06



                      AGREEMENT OF GUARANTY AND SURETYSHIP

               In order to induce Fairbanks Communications, Inc., an Indiana corporation ("Lender"), to extend credit to Leadership Acquisition Limited Partnership, a Delaware limited partnership ("Borrower"), in connection with Borrower's purchase of certain assets from Lender, undersigned guarantees and becomes surety for the full and timely payment, whether by declaration, acceleration or otherwise, by Borrower of the principal of and interest on that certain promissory note of even date herewith of Borrower in favor of Lender ("Indebtedness of Borrower" or "Indebtedness"). Undersigned agrees to make such full payment when Indebtedness of Borrower or any portion thereof is due to be paid to Lender, irrespective of whether or not any one or more of the following events have occurred: (i) Lender has made any demand on Borrower; (ii) Lender has taken any action of any nature against Borrower; (iii) Lender has pursued any rights which Lender has against any other person who may be liable for the Indebtedness of Borrower; (iv) Lender holds or has resorted to any security for Indebtedness of Borrower; or (v) Lender has invoked any other remedies or rights Lender has available with respect to Indebtedness of Borrower.

               1. Undersigned waives and agrees not to enforce any of the rights of undersigned against Borrower unless and until Borrower is no longer liable in any respect to Lender, including but not limited to: (i) any right of undersigned to be subrogated in whole or in part to any right or claim with respect to any Indebtedness of Borrower or any portion thereof to Lender which might otherwise arise from partial payment by undersigned to Lender on account of Indebtedness of Borrower or any portion thereof; and (ii) any right of undersigned to require the marshalling of assets of Borrower which might otherwise arise from partial payment by undersigned to Lender on account of Indebtedness of Borrower or any portion thereof.

               2. Undersigned waives any and all notice with respect to: (I) acceptance by Lender of this agreement; and (ii) the provisions of any note, instrument or agreement relating to Indebtedness of Borrower; and (iii) any default in connection with Indebtedness of Borrower.

               3. Undersigned waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with any Indebtedness of Borrower.

               4. Undersigned agrees that Lender may from time to time and as many times as Lender, in its sole discretion, deems appropriate do any of the following without notice to undersigned and without adversely affecting the validity or enforceability of this agreement (i) release, surrender, exchange, compromise or settle Indebtedness of Borrower; (ii) change, renew or waive the terms of Indebtedness of Borrower; (iii) change, renew or waive the terms of any note, instrument or agreement relating to Indebtedness of Borrower, such rights in Lender to include without limitation the right to change the rate of interest charged to Borrower; (iv) grant any extension or indulgence with respect to the payment to Lender of Indebtedness of Borrower; (v) enter into any agreement of forbearance with respect to Indebtedness of Borrower; (vi) release, surrender, exchange or compromise any security held by Lender for the Indebtedness of Borrower; and (vii) release any person who is a guarantor or surety or who has agreed to purchase Indebtedness of Borrower.

               5. Undersigned further agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Indebtedness is or must be rescinded or returned by Lender for any reason whatsoever, including without limitation the insolvency, bankruptcy or reorganization of Borrower, such Indebtedness shall, for the purposes of this agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this agreement shall continue to be effective or be reinstated, as the case may be, as to such Indebtedness, all as though such application by Lender had not been made.

               6. Undersigned agrees that no failure on the part of Lender to exercise any of its rights under this agreement shall be a waiver of such rights or a waiver of any default by undersigned. Undersigned further agrees that no waiver or modification of any rights of Lender under this agreement shall be effective unless in writing and signed by an authorized officer of Lender. Undersigned further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of Lender in any other respect.

               7. Undersigned agrees that this agreement shall be binding upon undersigned, its successors or assigns. Undersigned further agrees that this agreement shall inure to the benefit of Lender, its successors and assigns.

               8. Undersigned agrees that this agreement and the rights and obligations of the parties hereto shall be for all purposes governed by and construed and enforced in accordance with the substantive law of the State of Florida.

               IN WITNESS WHEREOF, undersigned, intending to be legally bound, has executed this agreement on the 4th day of January, 1996, with the intention that this agreement shall constitute a sealed instrument.

                          OLYMPUS COMMUNICATIONS, L.P.

ATTEST:                           By:    ACP HOLDINGS, INC.,
                                        its Managing General Partner

                                  By:
                                  Title: